UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 17, 2009

NNN 2003 Value Fund, LLC
 (Exact name of registrant as specified in its charter)

Delaware	000-51295	20-122092
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1551 N. Tustin Avenue, Suite 300, Santa Ana, California	92705
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (714) 667-8252

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition and Disposition of Assets.
As previously reported on our Current Report on Form 8-K filed on April 27, 2009, May 6, 2009, May 20, 2009, May 27, 2009, June 4, 2009, June 23, 2009 and July 21, 2009 and in our Quarterly Report on Form 10-Q filed on May 18, 2009, we, through NNN VF 901 Civic, LLC, our subsidiary, along with NNN 901 Civic, LLC, entered into an Agreement for Purchase and Sale of Real Property and Escrow Instructions on April 21, 2009, or the Agreement, and seven amendments to the Agreement, for the sale of 901 W. Civic Center Drive, located in Santa Ana, California, or the 901 Civic Center property, to Robert Ko, an unaffiliated third party, or the Buyer, for a sales price of $11,250,000. NNN VF 901 Civic, LLC and NNN 901 Civic, LLC are collectively referred to as the Seller. Our manager, Grubb & Ellis Realty Investors, LLC, is also the manager of NNN 901 Civic, LLC.
On July 17, 2009 we, through NNN VF 901 Civic, LLC, our subsidiary, along with NNN 901 Civic, LLC completed the sale 901 W. Civic Center Drive, located in Santa Ana, California, or the 901 Civic Center property, to Robert Ko, an unaffiliated third party, or the Buyer, for a sales price of $11,250,000. Our net cash proceeds were $1,946,000 after payment of the related mortgage loan, closing costs and other transaction expenses. We paid sales commissions of $282,000 or 2.5% of the sales price, to two unaffiliated brokers.
Item 9.01 Financial Statements and Exhibits.
(b) Pro forma financial information.
The pro forma financial information required as part of this item is being provided below as follows:
INDEX TO THE PRO FORMA FINANCIAL STATEMENT
I.	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2009

II.	Notes to Unaudited Pro Forma Condensed Consolidated Financial Statement for the three months ended March 31, 2009

NNN 2003 Value Fund, LLC
PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENT
The following unaudited pro forma condensed consolidated financial statement is presented for illustrative purposes only, and are not necessarily indicative of the results of operations of future periods or the results that would have been realized had the Property been disposed of by us as of the dates set forth below. The pro forma condensed consolidated financial statement (including notes thereto) is qualified in its entirety by reference to and should be read in conjunction with our consolidated historical financial statements included in our March 31, 2009, Quarterly Report on Form 10-Q. In management’s opinion, all adjustments necessary to reflect the transactions have been made.
The accompanying unaudited pro forma condensed consolidated balance sheet is presented as if the disposition of the Property had occurred on March 31, 2009.
901 Civic Center property was held for sale and activities were recorded as discontinued operations for the year ended December 31, 2008 and the three months ended March 31, 2009. Historical statement of income used in the pro forma financial information reports income only from continuing operations and does not include operations of a segment that has been discontinued. The condensed consolidated statement of operations for the three months ended March 31, 2009 and the year ended December 31, 2008 is not affected by the sale of this property and therefore will not be included with this financial statement.
The accompanying pro forma condensed consolidated financial statement is unaudited and is subject to a number of estimates, assumptions, and other uncertainties, and do not purport to be indicative of the actual results of operations that would have occurred had the disposition reflected therein in fact occurred on the dates specified, nor does such financial statement purport to be indicative of the results of operations that may be achieved in the future.

NNN 2003 VALUE FUND, LLC
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
As of March 31, 2009
(Unaudited)

	Company	Sale of 901 Civic	Company Pro
	Historical(A)	Center Property(B)	Forma
ASSETS
Real estate investments:
Operating properties, net	$13,802,000	$—	$13,802,000
Properties held for sale, net	39,096,000	(9,320,000)	29,776,000
Investments in unconsolidated real estate	3,004,000	—	3,004,000

	55,902,000	(9,320,000)	46,582,000

Cash and cash equivalents	921,000	1,946,000	2,867,000
Accounts receivable, net	392,000	—	392,000
Accounts receivable from related parties	783,000	—	783,000
Restricted cash	1,788,000	—	1,788,000
Identified intangible assets, net	996,000	—	996,000
Other assets — properties held for sale	8,339,000	(943,000)	7,396,000
Other assets, net	681,000	—	681,000

Total assets	$69,802,000	$(8,317,000)	$61,485,000

LIABILITIES AND (DEFICIT) EQUITY
Mortgage loans payable	$21,797,000	$—	$21,797,000
Mortgage loans payable secured by properties held for sale	47,118,000	(8,943,000)	38,175,000
Accounts payable and accrued liabilities	2,147,000	(54,000)	2,093,000
Accounts payable due to related parties	193,000	—	193,000
Identified intangible liabilities, net	114,000	—	114,000
Other liabilities related to properties held for sale, net	421,000	—	421,000
Security deposits, prepaid rent and other liabilities	434,000	—	434,000

Total liabilities	72,224,000	(8,997,000)	63,227,000

(Deficit) equity:
NNN 2003 Value Fund, LLC unit holders’ deficit	(2,406,000)	659,000	(1,747,000)
Noncontrolling interest (deficit) equity	(16,000)	21,000	5,000

Total (deficit) equity	(2,422,000)	480,000	(1,742,000)

Total liabilities and (deficit) equity	$69,802,000	$(8,317,000)	$61,485,000

The accompanying notes are an integral part of this unaudited pro forma condensed consolidated financial statement.

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NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENT
For the Three Months Ended March 31, 2009
The unaudited pro forma condensed consolidated financial statements has been adjusted as discussed in the notes below.
(A)	As reported in our March 31, 2009 Quarterly Report on Form 10-Q.

(B)
An adjustment has been made for the sale of the 901 Civic Center property. The sales price was $11,250,000. The net carrying value of the 901 Civic Center property of $9,320,000, and other assets of $943,000 (primarily lease commissions and loan fees) directly associated with the property, have been removed. We have received net cash proceeds of $1,946,000, after the payment of the mortgage loans payable of $8,943,000 and accrued interest and closing costs of $54,000. Additionally, the gain on sale of the 901 Civic Center property was properly allocated within equity between the controlling and noncontrolling interest.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NNN 2003 Value Fund, LLC
July 23, 2009	By:	/s/ Kent W. Peter
		Name:	Kent W. Peters
		Title:	Chief Executive Officer